UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

803 W. Michigan Street
Milwaukee, WI 53233
(Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
803 W. Michigan Street
Milwaukee, WI 53233
(Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: October 31

Date of reporting period:  October 31, 2013

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Chartwell Small Cap Value Fund
 (Class A: CWSVX)
(Class I: CWSIX)

ANNUAL REPORT
October 31, 2013

Chartwell Small Cap Value Fund
a series of Investment Managers Series Trust

Table of Contents

Shareholder letter	1
Fund Performance	3
Schedule of Investments	4
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	11
Notes to Financial Statements	13
Report of Independent Registered Public Accounting Firm	19
Supplemental Information	20
Expense Example	24

This report and the financial statements contained herein are provided for the general information of the shareholders of the Chartwell Small Cap Value Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.chartwellmutualfunds.com

Small Cap Value Fund Fiscal Year End Review

Dear Fellow Shareholder:

The Chartwell Small Cap Value Fund registered very good results during the fiscal year ended October 31, 2013.  Absolute returns were very strong in a robust market environment and returns relative to the benchmark were superior as the fund exceeded the Russell 2000 Value Index by nearly four percent at NAV.

Performance
Fiscal Year Ended
10/31/2013
CWSVX with maximum sales load	28.80%
CWSVX at NAV	36.70%
Russell 2000 Value Index	32.83%

Market environment

Equity markets continued to rise steeply in late 2012 and throughout 2013.  The real economy strengthened steadily but moderately.  Consumer spending increased at a slow rate and labor markets  and unemployment improved more slowly than many hoped but home prices, construction and auto sales made big gains.  Monetary easing continued, driving equities and fixed income investments to record levels, though bonds traded off late in the fiscal year on concerns as to when the stimulus might end.  The federal budget deficit improved but the political environment remained troubled.  Outside the U.S. economic growth steadied in Europe, slowed in China and emerging markets and picked up in Japan.  Economically-sensitive business and consumer spending sectors appreciated very strongly while interest-sensitive utility companies and real estate investment trusts lagged the market.

Performance discussion

The fund barely kept pace with the market in late 2012 but gained steadily versus the ever-rising Russell 2000 Value Index benchmark during calendar 2013 as stock selection was good.  The fund’s focus on companies of somewhat higher quality than the benchmark, that is, those with higher returns on equity and assets, better growth prospects, stronger balance sheets and more stable earnings, seemed to be a neutral factor in explaining portfolio performance as it was neither a large headwind nor tailwind during the year.

Stock selection was the primary driver of outperformance relative to the benchmark.  Sector allocation was a much smaller contributor.  Three sectors, financial services, energy and basic industry accounted for the majority of the superior stock selection.  The fund’s bank holdings outpaced the benchmark by a wide margin due to their financial strength and solid growth while our sole life insurer posted good results and strong stock performance.  In energy, all our holdings exhibited improved fundamentals and handily exceeded the benchmark return for that sector.  The basic industry sector was one of the weaker groups during the last year but our more conservative and less commodity-oriented positions outperformed.  Good selection in the aforementioned sectors overwhelmed poor stock selection among our retailers in consumer services and software companies in technology which detracted from relative performance.

Outlook

We remain committed to our investment strategy, positioned with a higher-quality portfolio relative to the benchmark.  This philosophy has proven effective over the long haul as well as in the recent rapidly-appreciating market.  We believe our portfolio companies have above-average prospects to enhance their competitive positions, generate growth internally and improve margins which may distinguish them in this era of slow economic growth and persistent risk.  Moreover, we believe our investment process of intensively researching the business models and competitive dynamics of and investing in companies trading near the low end of their historical valuation relative to the market will continue to serve us well.

The views in this Report were those of the Fund Manager at the time of writing this report and may not reflect the views of the Manager on the date this Report is first published or anytime thereafter.  These views are intended to assist shareholders of the Fund in understanding their investments in the Fund and do not constitute investment advice.

Small Cap stocks are more susceptible to market volatility because the companies may be lacking in product diversification, competitive strength, financial resources or management experience and tend to trade less frequently and in smaller quantities relative to larger companies.  Foreign securities involve greater currency valuation, economic, political and regulatory environment risk relative to U.S. securities.

The Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. An investor cannot invest directly in an index.

Chartwell Small Cap Value Fund
FUND PERFORMANCE at October 31, 2013 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund’s Class A shares (assumes the maximum sales load charged by the Fund), made at its inception, with a similar investment in the Russell 2000 Value Index.  Results include the reinvestment of all dividends and capital gains.

The Russell 2000 Value Index measures the performance of small-cap value segment of the U.S. equity universe.
It includes those Russell 2000 Value Index companies with lower price-to-book ratios and lower forecasted growth values. This index does not reflect expenses, fees or sales charge, which would lower performance.  The index is unmanaged and it is not possible to invest in an index.

Average Annual Total Returns as of October 31, 2013	6 Months	1 Year	Since Inception*
Before deducting maximum sales charge
Class A¹	16.44%	36.70%	23.41%
Class I²	16.62%	37.08%	23.70%
After deducting maximum sales charge
Class A¹	9.78%	28.80%	19.77%
Russell 2000 Value Index	13.94%	32.83%	25.52%

*
Class A commenced operations on 11/09/11 and class I commenced operations on 03/16/12.  The performance figures for Class I include the performance of the Class A for the periods prior to inception date of Class I.  Class A imposes higher expenses than that of Class I.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current Performance may be lower or higher than the performance information quoted.  The most recent month end performance may be obtained by calling (888) 995-5505.

Gross and net expense ratios for Class A shares are 24.12% and 1.41% respectively, and for Class I shares are 17.02% and 1.06% respectively, which are the amounts stated in the current prospectus as of the date of this report. The Fund’s Advisor has contractually agreed to waive its fees and/or absorb expense. In the absence of such waivers, the Fund’s returns would have been lower. The contractual fee waivers are in effect through February 28, 2014.

¹
Maximum sales charge for Class A shares is 5.75%. No sales charge applies on investments of $1 million or more, but a contingent deferred sales charge of 1.00% will be imposed on certain redemptions of such shares within 12 months of purchase.

²	Class I shares do not have any initial or contingent deferred sales charge.

Returns reflect the reinvestment of distributions made by the Fund, if any. The deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares is not reflected in the total returns. Shares redeemed within 30 days of purchase will be charged 2.00% redemption fee.

Chartwell Small Cap Value Fund
SCHEDULE OF INVESTMENTS
As of October 31, 2013

Number of Shares		Value

	COMMON STOCKS – 96.5%
	BASIC MATERIALS – 1.7%
5,712	Minerals Technologies, Inc.	$323,470

	COMMUNICATIONS – 2.2%
1,961	Anixter International, Inc.*	167,646
46,549	Earthlink, Inc.	235,538
		403,184

	CONSUMER, CYCLICAL – 15.5%
6,160	Casey's General Stores, Inc.	448,941
9,716	Cato Corp. - Class A	291,188
3,116	G&K Services, Inc. - Class A	194,438
6,554	G-III Apparel Group Ltd.*	371,743
7,810	Jack in the Box, Inc.*	317,711
11,505	Knoll, Inc.	188,912
9,500	Rush Enterprises, Inc. - Class A*	271,890
14,300	Stage Stores, Inc.	295,295
5,607	Toro Co.	330,477
4,284	United Stationers, Inc.	190,381
		2,900,976

	CONSUMER, NON-CYCLICAL – 12.5%
4,711	Brink's Co.	147,926
13,350	Cardtronics, Inc.*	523,988
9,461	Greatbatch, Inc.*	360,653
8,247	Haemonetics Corp.*	334,498
4,425	Helen of Troy Ltd.*	206,736
4,540	Matthews International Corp. - Class A	184,324
4,900	Monro Muffler Brake, Inc.	225,400
5,001	TreeHouse Foods, Inc.*	366,373
		2,349,898

	ENERGY – 1.8%
2,712	CARBO Ceramics, Inc.	339,922

	FINANCIAL – 23.3%
12,473	American Equity Investment Life Holding Co.	259,937
7,295	Argo Group International Holdings Ltd.	306,244
6,540	Bank of the Ozarks, Inc.	323,599
7,540	BioMed Realty Trust, Inc. - REIT	150,197
6,557	DuPont Fabros Technology, Inc.	162,942
24,700	Education Realty Trust, Inc. - REIT	225,758
2,926	First Financial Bankshares, Inc.	179,978
11,425	First Midwest Bancorp, Inc.	189,998
18,247	FNB Corp.	228,270
9,771	Healthcare Realty Trust, Inc. - REIT	234,602
2,671	Home Properties, Inc. - REIT	161,088
2,454	Mid-America Apartment Communities, Inc. - REIT	162,946

Chartwell Small Cap Value Fund
SCHEDULE OF INVESTMENTS - Continued
As of October 31, 2013

Number of Shares		Value

	COMMON STOCKS (Continued)
	FINANCIAL (Continued)
6,925	PacWest Bancorp	$263,496
3,477	PS Business Parks, Inc. - REIT	283,341
13,022	Selective Insurance Group, Inc.	342,088
2,187	Signature Bank*	222,680
4,625	UMB Financial Corp.	272,505
16,093	Umpqua Holdings Corp.	263,442
4,910	United Bankshares, Inc.	145,238
		4,378,349

	INDUSTRIAL – 28.0%
3,675	Analogic Corp.	338,945
8,480	Barnes Group, Inc.	301,379
18,150	Blount International, Inc.*	221,067
6,636	Bristow Group, Inc.	533,999
14,847	Calgon Carbon Corp.*	296,198
4,412	CLARCOR, Inc.	258,014
4,868	EnPro Industries, Inc.*	290,474
6,100	ESCO Technologies, Inc.	220,088
16,585	Fabrinet*	277,633
5,848	Franklin Electric Co., Inc.	221,347
6,866	GATX Corp.	353,942
10,275	Gulfmark Offshore, Inc. - Class A	511,489
15,800	Knight Transportation, Inc.	268,126
6,950	Koppers Holdings, Inc.	309,344
4,585	Old Dominion Freight Line, Inc.*	215,037
9,055	Plexus Corp.*	346,625
5,932	Zebra Technologies Corp. - Class A*	286,575
		5,250,282

	TECHNOLOGY – 5.8%
8,569	Diodes, Inc.*	207,541
6,163	j2 Global Communications, Inc.	338,842
12,037	Progress Software Corp.*	312,481
12,077	SYKES Enterprises, Inc.*	226,081
		1,084,945

	UTILITIES – 5.7%
6,029	Avista Corp.	167,546
4,372	Black Hills Corp.	221,748
8,387	Cleco Corp.	388,653
6,518	NorthWestern Corp.	298,785
		1,076,732

	TOTAL COMMON STOCKS (Cost $15,325,078)	18,107,758

Chartwell Small Cap Value Fund
SCHEDULE OF INVESTMENTS - Continued
As of October 31, 2013

Number of Shares		Value

	SHORT-TERM INVESTMENTS – 2.8%
534,732	Fidelity Institutional Government Portfolio, 0.01%1	$534,732
	TOTAL SHORT-TERM INVESTMENTS (Cost $534,732)	534,732

	TOTAL INVESTMENTS – 99.3% (Cost $15,859,810)	18,642,490
	Other Assets in Excess of liabilities – 0.7%	123,783
	TOTAL NET ASSETS – 100.0%	$18,766,273

REIT – Real Estate Investment Trust

*	Non-income producing security.
1	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Chartwell Small Cap Value Fund
SUMMARY OF INVESTMENTS
As of October 31, 2013

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Industrial	28.0%
Financial	23.3%
Consumer, Cyclical	15.5%
Consumer, Non-cyclical	12.5%
Technology	5.8%
Utilities	5.7%
Communications	2.2%
Energy	1.8%
Basic Materials	1.7%
Total Common Stocks	96.5%
Short-Term Investments	2.8%
Total Investments	99.3%
Other Assets in Excess of liabilities	0.7%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Chartwell Small Cap Value Fund
STATEMENT OF ASSETS AND LIABILITIES
As of October 31, 2013

Assets:
Investments, at value (cost $15,859,810)	$18,642,490
Receivables:
Investment securities sold	202,983
Fund shares sold	26,104
Dividends and interest	5,139
Due from Advisor	4,533
Prepaid expenses	17,458
Total assets	18,898,707

Liabilities:
Payables:
Investment securities purchased	85,323
Fund shares redeemed	925
Distribution fees - Class A (Note 7)	2,987
Shareholder Servicing fees - Class A (Note 8)	482
Auditing fees	15,898
Transfer agent fees and expenses	8,834
Fund accounting fees	7,931
Administration fees	6,116
Custody fees	1,177
Chief Compliance Officer fees	1,123
Trustees' fees and expenses	35
Accrued other expenses	1,603
Total liabilities	132,434

Net Assets	$18,766,273

Components of Net Assets:
Capital (par value of $0.01 per share with an unlimited number of shares authorized)	$15,460,450
Accumulated net investment income	16,704
Accumulated net realized gain on investments	506,439
Net unrealized appreciation on investments	2,782,680
Net Assets	$18,766,273

Maximum Offering Price per Share:
Class A Shares:
Net assets applicable to shares outstanding	$14,081,292
Shares of beneficial interest issued and outstanding	928,561
Redemption price*	15.16
Maximum sales charge (5.75% of offering price)**	0.92
Maximum offering price to public	$16.08

Class I Shares:
Net assets applicable to shares outstanding	$4,684,981
Shares of beneficial interest issued and outstanding	307,713
Redemption price	$15.23

*
No sales charge applies on investments of $1 million or more, but a Contingent Deferred Sales Charge (“CDSC”) of 1% will be imposed on certain redemptions of such shares within 12 months of the date of purchase.

**	On sales of $25,000 or more, the sales charge will be reduced.

See accompanying Notes to Financial Statements.

Chartwell Small Cap Value Fund
STATEMENT OF OPERATIONS
For the Year Ended October 31, 2013

Investment Income:
Dividends	$173,652
Interest	44
Total investment income	173,696

Expenses:
Advisory fees	108,826
Transfer agent fees and expenses	57,015
Administration fees	41,876
Fund accounting fees	35,901
Registration fees	34,076
Distribution fees - Class A (Note 7)	22,026
Custody fees	21,110
Auditing fees	15,939
Chief Compliance Officer fees	10,502
Legal fees	7,972
Shareholder reporting fees	7,374
Miscellaneous	4,993
Trustees' fees and expenses	4,082
Offering costs	1,696
Insurance fees	1,648
Excise Tax	881
Shareholder Servicing fees - Class A (Note 8)	107

Total expenses	376,024
Advisory fees waived	(108,826)
Other expenses absorbed	(120,776)
Net expenses	146,422
Net investment income	27,274

Realized and Unrealized Gain on Investments:
Net realized gain on investments	494,888
Net change in unrealized appreciation/depreciation on investments	2,834,630
Net realized and unrealized gain on investments	3,329,518

Net Increase in Net Assets from Operations	$3,356,792

See accompanying Notes to Financial Statements.

Chartwell Small Cap Value Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended October 31, 2013		For the Period November 9, 2011* through October 31, 2012

Increase in Net Assets from:
Operations:
Net investment income	$27,274		$444
Net realized gain (loss) on investments	494,888		(578)
Net change in unrealized appreciation/depreciation on investments	2,834,630		(51,950)
Net increase (decrease) in net assets resulting from operations	3,356,792		(52,084)

Capital Transactions:
Net proceeds from shares sold:
Class A	6,656,894		6,125,207
Class I	4,174,185		146,673
Cost of shares redeemed:
Class A1	(1,169,366)	2	(238,222)
Class I	(233,806)		-
Net increase in net assets from capital transactions	9,427,907		6,033,658

Total increase in net assets	12,784,699		5,981,574

Net Assets:
Beginning of period	5,981,574		-
End of period	$18,766,273		$5,981,574

Accumulated net investment income (loss)	$16,704		$(342)

Capital Share Transactions:
Shares sold:
Class A	491,591		547,588
Class I	312,033		13,053
Shares redeemed:
Class A	(89,346)		(21,272)
Class I	(17,373)		-
Net increase in net assets from capital share transactions	696,905		539,369

*	Commencement of operations. Class I shares commenced operations on March 16, 2012.
1	Net of redemption fee proceeds of $2,181 and $3,653, respectively.
2	Amount shown for the year ended October 31, 2013 includes the reversal of redemption fees in the amount of $4,049 from the period ended October 31, 2012 and the year ended October 31, 2013.

See accompanying Notes to Financial Statements.

Chartwell Small Cap Value Fund
FINANCIAL HIGHLIGHTS
Class A

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended October 31, 2013		For the Period November 9, 2011* through October 31, 2012

Net asset value, beginning of period	$11.09		$10.00
Income from Investment Operations:
Net investment income1	0.02		-	2
Net realized and unrealized gain on investments	4.05		1.05
Total from investment operations	4.07		1.05

Redemption fee proceeds	-	2	0.04

Net asset value, end of period	$15.16		$11.09

Total return3	36.70%		10.90%	4

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$14,081		$5,837

Ratio of expenses to average net assets:
Before fees waived and other expenses absorbed	3.52%	5	24.11%	6
After fees waived and other expenses absorbed	1.41%	5	1.40%	6,7
Ratio of net investment income (loss) to average net assets:
Before fees waived and other expenses absorbed	(1.92)%		(22.69)%	6
After fees waived and other expenses absorbed	0.19%		0.02%	6
Portfolio turnover rate	25%		25%	4

*	Commencement of operations.
1	Based on average shares outstanding for the period.
2	Amount represents less than $0.01 per share.
3
Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not include payment of sales load of 5.75% of offering price which is reduced on sales of $25,000 or more.  Returns shown do not include payment of a Contingent Deferred Sales Charge (“CDSC”) of 1% on certain redemptions of $1 million or more that are made within 12 months of the date or purchase. If the sales load and CDSC were included, total returns would be lower. These returns include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4	Not annualized.
5
Includes excise tax expense.  If this expense was excluded, the ratio of expenses to average net assets before fees waived would have been 3.51%; the ratio of expenses to average net assets after fees waived would have been 1.40%.

6	Annualized.
7
Effective March 16, 2012, the Fund’s Advisor has contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that total annual Fund operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 1.40% of average daily net assets of the Fund.

See accompanying Notes to Financial Statements.

Chartwell Small Cap Value Fund
FINANCIAL HIGHLIGHTS
Class I

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended October 31, 2013		For the Period March 16, 2012* through October 31, 2012

Net asset value, beginning of period	$11.11		$11.28
Income from Investment Operations:
Net investment income1	0.07		0.02
Net realized and unrealized gain (loss) on investments	4.05		(0.19)
Total from investment operations	4.12		(0.17)

Redemption fee proceeds	-		-

Net asset value, end of period	$15.23		$11.11

Total return	37.08%		(1.51)%	2

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$4,685		$145

Ratio of expenses to average net assets:
Before fees waived and other expenses absorbed	3.17%	3	17.01%	4
After fees waived and other expenses absorbed	1.06%	3	1.05%	4
Ratio of net investment income (loss) to average net assets:
Before fees waived and other expenses absorbed	(1.58)%	5	(15.62)%	4
After fees waived and other expenses absorbed	0.53%	5	0.34%	4
Portfolio turnover rate	25%		25%	2

*	Commencement of operations.
1	Based on average shares outstanding for the period.
2	Not annualized.
3
Includes excise tax expense.  If this expense was excluded, the ratio of expenses to average net assets before fees waived would have been 3.16%; the ratio of expenses to average net assets after fees waived would have been 1.05%.

4	Annualized.
5
Includes excise tax expense.  If this expense was excluded, the ratio of net investment income (loss) to average net assets before fees waived would have been (1.57%); the ratio of net investment income (loss) to average net assets after fees waived would have been 0.54%.

See accompanying Notes to Financial Statements.

Chartwell Small Cap Value Fund
NOTES TO FINANCIAL STATEMENTS
October 31, 2013

Note 1 – Organization
Chartwell Small Cap Value Fund (the ‘‘Fund’’) was organized as a diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Fund seeks to achieve long-term capital appreciation.  The Fund currently offers two classes of shares: Class A and Class I. The Fund’s Class A Shares commenced investment operations on November 9, 2011. The Fund’s Class I Shares commenced investment operations on March 16, 2012.

The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees.  Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding.  Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

Note 2 – Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from these estimates.

(a) Valuation of Investments
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day.  Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). All other types of securities, including restricted securities and securities for which market quotations are not readily available, are valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees.  Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

A Fund’s assets are valued at their fair market value.  If a market quotation is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees.  The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting.  The Valuation Committee meets as needed.  The Valuation Committee is comprised of all the Trustees but action may be taken by any one of the Trustees.

(b) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis.  Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis.  Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.  Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately made.

The Fund incurred offering costs of approximately $34,981, which were amortized over a one-year period from November 9, 2011 (commencement of operations).

Chartwell Small Cap Value Fund
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2013

(c) Federal Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders.  Therefore, no provision is made for federal income or excise taxes.  Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the year ended October 31, 2013, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(d) Distributions to Shareholders
The Fund will make distributions of net investment income and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date.  The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income expense and gain (loss) items for financial statement and tax purposes.  Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Chartwell Investment Partners, LP (the “Advisor”).  Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 1.00% of the Fund’s average daily net assets. Effective March 16, 2012, the Advisor has contractually agreed to waive its fee and, if necessary, to absorb other operating expenses in order to limit total annual operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) to 1.40% and 1.05% of the average daily net assets of the Fund’s Class A Shares and Class I Shares, respectively until February 28, 2014.  Prior to March 16, 2012 the Advisor had contractually agreed to waive its fee and, if necessary, waive other operating expenses in order to limit total annual operating expenses to 1.50% of the Fund's average daily net assets for Class A Shares.

For the year ended October 31, 2013, the Advisor waived all of its advisory fees in the amount of $108,826 and absorbed other expenses in the amount of $120,776 for the Fund. The Advisor may recover from the Fund fees and/or expenses previously waived and/or absorbed if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit at which they were waived.  The Advisor is permitted to seek reimbursement from the Fund for a period of three fiscal years following the year in which such reimbursements occurred. At October, 31, 2013, the amount of these potentially recoverable expenses was $469,426.  The Advisor may recapture all or a portion of this amount no later than October 31, of the years stated below:

Chartwell Small Cap Value Fund
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2013

2015	$239,824
2016	229,602

On January 1, 2013, IMST Distributors, LLC succeeded Grand Distribution Services, LLC (“GDS”) as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration Corporation (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators.  For the year ended October 31, 2013, the Fund’s allocated fees incurred for Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

Cipperman & Co. provides Chief Compliance Officer (“CCO”) services to the Trust.  The Fund’s allocated fees incurred for CCO services for the year ended October 31, 2013, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes
At October 31, 2013, the cost of securities on a tax basis and gross unrealized appreciation and (depreciation) on investments for federal income tax purposes were as follows:

Cost of investments	$15,850,129

Gross unrealized appreciation	$2,988,183
Gross unrealized depreciation	(195,822)
Net unrealized appreciation on investments	$2,792,361

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended October 31, 2013, permanent differences in book and tax accounting have been reclassified to paid in capital, accumulated net investment income/loss and accumulated net realized gain/loss as follows:

Increase (Decrease)
Paid in Capital	Accumulated Net Investment Income/Loss	Accumulated Net Realized Gain/Loss
$(881)	$(10,228)	$11,109

Chartwell Small Cap Value Fund
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2013

As of October 31, 2013, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income	$287,398
Undistributed long-term capital gains	231,834
Accumulated earnings	519,232

Accumulated capital and other losses	(5,770)
Unrealized appreciation on investments	2,792,361
Total accumulated earnings	$3,305,823

The tax character of distributions paid during the fiscal year ended October 31, 2013 and fiscal period ended October 31, 2012, were as follows:

Distributions paid from:	2013	2012
Ordinary income	$-	$-
Net long-term capital gains	-	-
Total distributions paid	$-	$-

During the fiscal year ended October 31, 2013, the Fund utilized short-term capital loss carry forward of $430.

As of October 31, 2013, the Fund had $5,770 of qualified late-year ordinary losses, which are deferred until fiscal year 2014 for tax purposes.  Net late-year losses incurred after December 31 and within the taxable year are deemed to arise on the first day of the Fund's next taxable year.

Note 5 – Redemption Fee
The Fund may impose a redemption fee of 2.00% of the total redemption amount on all shares redeemed within 30 days of purchase. For the year ended October 31, 2013 the Fund received $2,181 in redemption fees.

Note 6 – Investment Transactions
For the year ended October 31, 2013, purchases and sales of investments, excluding short-term investments, were $11,679,821 and $2,663,311, respectively.

Note 7 – Distribution Plan
The Trust, on behalf of the Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution fees for the sale and distribution of its shares.  With respect to Class A Shares, the Plan provides for the payment of distribution fees at the annual rate of up to 0.25% of average daily net assets attributable to Class A Shares. Class I does not pay any distribution fees.

For the year ended October 31, 2013, distribution fees incurred are disclosed on the Statement of Operations.

Note 8 – Shareholder Servicing Plan
The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.10% of average daily net assets of Class A shares serviced by shareholder servicing agents who provide administrative and support services to their customers. Class I does not pay any shareholder servicing fees.

Chartwell Small Cap Value Fund
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2013

For the year ended October 31, 2013, shareholder servicing fees incurred are disclosed on the Statement of Operations.

Note 9 – Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund expects the risk of loss to be remote.

Note 10 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements.  It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

In addition, the Fund has adopted Accounting Standards Update No. 2011-04 Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs which amends Fair Value Measurements and Disclosures to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards.  Enhanced disclosure is required to detail any transfers in to and out of Level 1 and Level 2 measurements and Level 2 and Level 3 measurements and the reasons for the transfers.

Chartwell Small Cap Value Fund
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2013

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used, as of October 31, 2013, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2**	Level 3**	Total
Investments
Common Stocks*	$18,107,758	$-	$-	$18,107,758
Short-Term Investments	534,732	-	-	534,732
Total Investments	$18,642,490	$-	$-	$18,642,490

*	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Schedule of Investments.
**	The Fund did not hold any Level 2 or Level 3 securities at period end.

Transfers are recognized at the end of the reporting period. There were no transfers at period end.

Note 11 – Recently Issued Accounting Pronouncements
In January 2013, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2013-01 Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. This update gives additional clarification to the FASB ASU No. 2011-11 Disclosures about Offsetting Assets and Liabilities.  The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods.  The guidance requires retrospective application for all comparative periods presented.  Management is currently evaluating the impact ASU 2013-01 will have on the financial statement disclosures.

Note 12 – Events Subsequent to the Fiscal Period End
The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders
Investment Managers Series Trust

We have audited the accompanying statement of assets and liabilities of the Chartwell Small Cap Value Fund (the “Fund”), a series of Investment Managers Series Trust, including the schedule of investments, as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year then ended and for the period November 9, 2011 (commencement of operations) to October 31, 2012.  These financial statements and financial highlights are the responsibility of the Fund’s management.   Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian or broker, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Chartwell Small Cap Value Fund as of October 31, 2013, and the results of its operations for the year then ended, the changes in its net assets and its financial highlights for the year then ended and for the period November 9, 2011 to October 31, 2012, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
December 27, 2013

Chartwell Small Cap Value Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Trustees and Officer Information
Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (888) 995-5505.  The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Officec and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Independent Trustees:
Charles H. Miller a (born 1947) Trustee	Since November 2007	Retired (2013-present). Executive Vice President, Client Management and Development, Access Data, a Broadridge Company, a provider of technology and services to asset management firms (1997-2012).	71	None
Ashley Toomey Rabun a (born 1952) Trustee and Chairperson of the Board	Since November 2007	President and Founder, InvestorReach, Inc. a financial services consulting firm (1996-present).	71	None
William H. Young a (born 1950) Trustee	Since November 2007	Independent financial services consultant (1996-present); Interim CEO, Unified Fund Services (now Huntington), a mutual fund service provider (2003-2006); Senior Vice President, Oppenheimer Management Company (1983-1996). Board Member Emeritus-NICSA.	71	None
Interested Trustees:
John P. Zader a † (born 1961) Trustee and President	Since November 2007 as Trustee and December 2007 as President	CEO, UMB Fund Services, Inc., a mutual and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund, and affiliate of the custodian (2006-present); Consultant to Jefferson Wells International, a provider of professional services for multiple industries, including financial services organization (2006); Senior Vice President and Chief Financial Officer, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (1988-2006).	71	Investment Managers Series Trust II, a registered investment company
Eric M. Banhazl b † (born 1957) Trustee and Vice President	Since January 2008 as Trustee and December 2007 as Vice President	President, Mutual Fund Administration Corp. (2006 – present).	71	Investment Managers Series Trust II, a registered investment company

Chartwell Small Cap Value Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Name, Address, Year of Birth and Position(s) held with Trust	Term of Officec and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Officers of the Trust
Rita Dam b (born 1966) Treasurer and Assistant Secretary	Since December 2007	Vice President, Mutual Fund Administration Corp. (2006 – present).	N/A	N/A
Joy Ausili b (born 1966) Secretary and Assistant Treasurer	Since December 2007	Vice President, Mutual Fund Administration Corp. (2006 – present).	N/A	N/A
Maureen Quill a (born 1963) Vice President	Since December 2013	Executive Vice President, UMB Fund Services, Inc. (1996 – present).	N/A	N/A
Terrance P. Gallagher, CPA, JD a (born 1958) Vice President	Since December 2007
Executive Vice President, UMB Fund Services, Inc. (2007 – present); Director of Compliance, Unified Fund Services Inc. (2004 – 2007); Partner, The Academy of Financial Services Studies and Precision Marketing Partners (1998 - 2004); Senior Vice President, Chief Financial Officer and Treasurer of AAL Capital Management and The AAL Mutual Funds (1987 - 1998).
			N/A	N/A
Todd Cipperman b (born 1966) Chief Compliance Officer	Since December 2009	Founder and Principal, Cipperman & Company/Cipperman Compliance Services (2004 – present).	N/A	N/A

a	Address for certain Trustees and certain officers: 803 West Michigan Street, Milwaukee, WI 53233.
b	Address for Mr. Banhazl, Ms. Ausili and Ms. Dam: 2220 E. Route 66, Suite 226, Glendora, CA 91740. Address for Mr. Cipperman: 500 Swedesford Road, Suite 104, Wayne, PA 19087.
c	Trustees and officers serve until their successors have been duly elected.
†
Mr. Zader is an “interested person” of the Trust by virtue of his position with UMB Fund Services, Inc., the transfer agent, fund accountant and co-administrator of the Fund, and the Fund’s custodian, UMB Bank, n.a.  Mr. Banhazl is deemed to be an “interested person” of the Trust by virtue of his position with Mutual Fund Administration Corp., the Fund’s co-administrator.

Chartwell Small Cap Value Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Board Consideration of Investment Advisory Agreement (Unaudited)
At in-person meetings held on August 22-23, 2013, and September 17-18, 2013, the Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved the renewal of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and Chartwell Investment Partners, L.P. (the “Investment Advisor”) with respect to the Chartwell Small Cap Value Fund series of the Trust (the “Fund”) for an additional one-year term.  In approving renewal of the Advisory Agreement, the Board, including the Independent Trustees, determined that renewal of the Advisory Agreement is in the best interests of the Fund and its shareholders.

Background
In advance of the meeting, the Board received information about the Fund and the Advisory Agreement from the Investment Advisor and from Mutual Fund Administration Corporation (“MFAC”) and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below.  The materials, among other things, included information about the Investment Advisor’s organization and financial condition; information regarding the background and experience of relevant personnel providing services to the Fund; reports comparing performance of the Fund with returns of the Russell 2000 Value Index and a group of comparable funds selected by Morningstar, Inc. (the “Performance Peer Group”) from its Small Core fund category (the “Performance Universe”); reports regarding the investment advisory fees and total expenses of the Fund compared with those of a group of comparable funds selected by Morningstar, Inc. (the “Expense Peer Group”) from its Small Blend fund category (the “Expense Universe”); and information about the Investment Advisor’s policies and procedures, including its compliance manual and brokerage and trading procedures.  The Board also received a memorandum from the independent legal counsel to the Independent Trustees discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed renewal of the Advisory Agreement. In addition, the Board considered information reviewed by the Board during the year at other Board and committee meetings.  Before voting on the Advisory Agreement, the Independent Trustees met in a private session with counsel at which no representatives of the Investment Advisor were present.

In approving the Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of Services
The Board considered information included in the meeting materials regarding the performance of the Fund.  The Board noted that the materials they reviewed indicated that the annualized total return of the Fund for the one-year period ended June 30, 2013, was lower than the Performance Peer Group median return by 471 basis points, the Small Core Performance Universe median return by 175 basis points, and the Russell 2000 Value Index return by 146 basis points.  The Board noted that the Investment Advisor’s stock selection had generally contributed positively to performance for the period, but that the Fund’s results had been impeded by its substantial cash position.

The Board also considered the overall quality of services provided by Investment Advisor to the Fund.  In doing so, the Board considered the Investment Advisor’s specific responsibilities in day-to-day management and oversight of the Fund, as well as the qualifications, experience and responsibilities of the personnel involved in the activities of the Fund.  The Board also considered the overall quality of the Investment Advisor’s organization and operations, and the Investment Advisor’s compliance structure and compliance procedures. Based on its review, the Board and the Independent Trustees concluded that the Investment Advisor has sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures necessary to perform its duties under the Advisory Agreement.  The Board and the Independent Trustees also concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services provided by the Investment Advisor to the Fund are satisfactory.

Chartwell Small Cap Value Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Advisory Fee and Expense Ratio
The Board considered information included in the meeting materials regarding the investment advisory fees and total expenses of the Fund.  With respect to the advisory fees paid by the Fund, the Board noted that the meeting materials indicated that the investment advisory fees (gross of fee waivers by the Investment Advisor) were the same as the median of the Fund’s Expense Peer Group and higher than the median of the Expense Universe (by 15 basis points).  The Board noted, however, that in the year ended June 30, 2013, the Investment Advisor had waived its entire advisory fee and subsidized a portion of the Fund’s operating expenses.  The Board also observed that the fees charged by the Investment Advisor to the Fund were higher than the average fee charged by the Investment Advisor for similarly managed accounts, but noted that due to asset capacity constraints, accounts opened after the Fund’s commencement generally paid higher fees to the Investment Advisor.  The Board also noted that the Investment Advisor devoted significant additional resources to the Fund to maintain compliance with requirements under the 1940 Act that do not apply to the Investment Advisor’s separate account clients.  In considering the total expenses paid by the Fund, the Board observed that the total expenses (net of fee waivers) were lower than the median expenses for the Expense Peer Group but higher than the median expenses for the Expense Universe (by three basis points).  The Board noted, however, that as of June 30, 2013, the Fund’s asset size was significantly smaller than the average net assets of the funds in the Expense Universe.  The Board and the Independent Trustees concluded that the compensation payable to the Investment Advisor under the Advisory Agreement was fair and reasonable in light of the nature and quality of the services the Investment Advisor provides to the Fund.

Profitability and Economies of Scale
The Board also considered information relating to the Investment Advisor’s costs and profits with respect to the Fund for the year ended June 30, 2013, noting that the Investment Advisor had not realized a profit. The Board also considered the benefits received by the Investment Advisor as a result of the Investment Advisor’s relationship with the Fund, including research made available to it by broker-dealers that provide execution services to the Fund, and the intangible benefits of any favorable publicity arising in connection with the Fund’s performance. They also noted that although there were no advisory fee breakpoints, the asset level of the Fund was not currently likely to lead to significant economies of scale, and that any such economies would be considered in the future, as the Fund’s assets grow.

Conclusion
Based on these and other factors, the Board and the Independent Trustees concluded that renewal of the Advisory Agreement was in the best interests of the Fund and its shareholders and, accordingly, approved renewal of the Advisory Agreement.

Chartwell Small Cap Value Fund
EXPENSE EXAMPLE
For the Six Months Ended October 31, 2013 (Unaudited)

Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments on certain classes (Class A only); and redemption fees, and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Class A only); and other Fund expenses.  The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from 5/1/13 to 10/31/13.

Actual Expenses
The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses.  You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row for your share class, under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or redemption fees.  Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		5/1/13	10/31/13	5/1/13 - 10/31/13
Class A	Actual Performance	$ 1,000.00	$ 1,164.40	$ 7.72
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.07	7.20
Class I	Actual Performance	1,000.00	1,166.20	5.83
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.83	5.43

*
Expenses are equal to the Fund’s annualized expense ratio of 1.42% and 1.07% for Class A and Class I shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period).  The expense ratios reflect an expense waiver.  Assumes all dividends and distributions were reinvested.

Chartwell Small Cap Value Fund
A series of the Investment Managers Series Trust

Investment Advisor
Chartwell Investment Partners, LP
1235 Westlakes Drive, Suite 400
Berwyn, Pennsylvania 19312

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri  64106

Fund Co-Administrator
Mutual Fund Administration Corporation
2220 E. Route 66, Suite 226
Glendora, California  91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
803 West Michigan Street
Milwaukee, Wisconsin  53233-2301

Distributor
IMST Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Chartwell Small Cap Value Fund - Class A Shares	CWSVX	461418 378
Chartwell Small Cap Value Fund - Class I Shares	CWSIX	461418 261

Privacy Principles of the Chartwell Small Cap Value Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund.  The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Chartwell Small Cap Value Fund for their information.  It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund (toll-free) at (888)995-5505, or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund (toll-free) at (888)995-5505, or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC website at  www.sec.gov or by calling the Fund (toll-free) at (888)995-5505.  The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Chartwell Investment Partners, LP
P.O. Box 2175
Milwaukee, WI 53201
(888) 995-5505

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-888-995-5505.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant does not have an audit committee financial expert serving on its audit committee.  The audit committee is composed of the Registrant’s three independent Trustees, each of whom possesses extensive industry experience, but none of whom has all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an “audit committee financial expert.”  The Board of Trustees believes that the audit committee has sufficient knowledge and experience to meet its obligations as the audit committee of the Registrant.  In addition, the Board of Trustees notes that the audit committee has the authority to retain any experts necessary to carry out its duties.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2013	FYE 10/31/2012
Audit Fees	$13,500	$12,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	$2,500
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait Weller applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2013	FYE 10/31/2012
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 10/31/2013	FYE 10/31/2012
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)   Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed February 5, 2009.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ John P. Zader
John P. Zader, President

Date	1/8/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ John P. Zader
John P. Zader, President

Date	1/8/14

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	1/8/14